UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2020

CHOICE HOTELS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13393	52-1209792
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Choice Hotels Circle, Suite 400, Rockville, Maryland	20850
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 592-5000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, Par Value $0.01 per share	CHH	New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On February 18, 2020 (the “Amendment Date”), Choice Hotels International, Inc. (the “Company”) entered into the First Amendment to the Amended and Restated Senior Unsecured Credit Agreement (the “Amendment”) among the Company, Deutsche Bank AG New York Branch, as administrative agent (the “Administrative Agent”) and the lenders party thereto. The Amendment amends the Amended and Restated Senior Unsecured Credit Agreement, dated as of August 20, 2018, among the Company, the Administrative Agent, the other agents party thereto and the lenders party thereto (the “Credit Agreement”).

Prior to the Amendment, the Credit Agreement provided that if certain subsidiaries of the Company were to incur certain recourse debt or become obligors in respect of certain recourse debt of the Company or certain of its other subsidiaries, those obligated subsidiaries were required to guarantee the Company’s obligations under the unsecured revolving credit facility provided pursuant to the Credit Agreement (the “Springing Guarantee”). The Amendment, among other things, removes the Springing Guarantee and other provisions and references in the Credit Agreement related to the potential existence of subsidiary guarantors.

Certain of the lenders, as well as certain of their respective affiliates, have performed and may in the future perform for the Company and its subsidiaries, various commercial banking, investment banking, lending, underwriting, trust services, financial advisory and other financial services, for which they have received and may in the future receive customary fees and expenses.

Except as amended by the Amendment, the remaining terms of the Existing Credit Agreement remain in full force and effect. The summary of the material provisions of the Amendment set forth above is qualified in its entirety by reference to the full text of the Amendment filed as Exhibit 10.1 to this report and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1

First Amendment to the Amended and Restated Senior Unsecured Credit Agreement, dated February 18, 2020 among Choice Hotels International, Inc., Deutsche Bank AG New York Branch, as administrative agent, and the lenders party thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHOICE HOTELS INTERNATIONAL, INC.

Date: February 21, 2020	/s/ Dominic E. Dragisich
Dominic E. Dragisich
Chief Financial Officer